UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

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Ultratech, Inc.

(Name of Registrant as Specified In Its Charter)

Neuberger Berman LLC

Neuberger Berman Fixed Income Holdings LLC

Neuberger Berman Investment Advisers LLC

Neuberger Berman Group LLC

Mr. Benjamin Nahum

Mr. James F. McAree

Mr. Amit Solomon

Dr. Ronald Black

Ms. Beatriz V. Infante

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ULTRATECH, INC.

The Annual Meeting of Stockholders to be held on July 19, 2016 is rapidly approaching

To protect your interests as an Ultratech stockholder,

please vote your GOLD control number today!

Please vote one of three ways:

• VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions

• VOTE BY PHONE — 1-800-454-8683 Use any touch-tone phone to transmit your voting instructions

• VOTE BY MAIL — Simply return the GOLD voting instruction form in the enclosed envelope

Have your GOLD Voting Instruction Form in hand when you call or logon, and then follow the instructions

If you have any questions or need assistance voting your shares, please contact

Okapi Partners Toll-Free at: 1-855-208-8902

This solicitation is being made by Neuberger Berman LLC, not on behalf of the Board of the Company